AMENDMENT TO PROFESSIONAL SERVICES AGREEMENT

THIS AMENDMENT TO PROFESSIONAL SERVICES AGREEMENT (this "Amendment"), is entered into as of January 2nd, 2015, by and between Medical Imaging Corp., a Nevada corporation ("Company"), and Partners Imaging Holdings LLC, a Florida limited liability company ("Provider").

WHEREAS, Company and Provider have entered into that certain Professional Services Agreement, dated October 31, 2014 and effective November 1, 2014 (the "Agreement"); and

WHEREAS, the parties now wish to amend the Agreement as stated herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

1. Term. Section 6 the Agreement is hereby deleted in its entirety and replaced as follows:

"The term will be for a period of five months starting on November 1, 2014. As of April 1, 2015, Provider will no longer accept billing packets from Company but will continue to collect any existing AR on behalf of Company. The Agreement will terminate on October 1, 2015."

2. Reaffirmation of the Agreement. Except as expressly amended and modified by this Amendment, the Agreement is in all respects ratified and confirmed by the parties hereto and all terms, conditions and provisions thereof shall remain in full force and effect.

3. Conflict in Terms. To the extent that the provisions of this Amendment and the Agreement conflict, this Amendment shall control. If there is no conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall be deemed supplemental to the Agreement.

4. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument. Any facsimile or other electronic signature of this Amendment will be deemed an original for all purposes.

5. Notification of AHCA permits. The Company will notify the provider, via email, within 72 hours of when it receives the AHCA permit approvals.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Company:

MEDICAL IMAGING CORP.

By: ______________________________
Name: Mitchell Geisler
Title: Chief Executive Officer

Provider:

PARTNERS IMAGING HOLDINGS LLC

By: ______________________________
Name: Richard M. Goldberg, M.D.
Title: Managing Member